                      SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.

                               -----------------

                                    FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 11, 2001

                               -----------------


                              VERTEL CORPORATION
               ------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



        California                     0-19640                  95-3948704
        ----------                     -------                  ----------
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)           Identification No.)

  21300 Victory Boulevard, Suite 700, Woodland Hills, California       91367
  --------------------------------------------------------------       -----
             (Address of principal executive offices)                (Zip Code)



      Registrant's telephone number, including area code: (818) 227-1400

                                --------------


                                      N/A
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.   Disclosure.

      On October 11, 2001, Vertel Corporation ("Registrant") announced the appointment of Mark Maassen as president and Chief Executive Officer of the Registrant. A copy of the press release issued by the Registrant on March 1, 2001 concerning the foregoing matter is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.       Financial Statements and Exhibits

    (a) Not applicable.

    (b) Not applicable.

        (c) EXHIBITS. The following document is filed as an exhibit to this report:


        99.1  Press Release of Vertel Corporation dated October 11, 2001.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2001            VERTEL CORPORATION



                                      By: /s/ Craig Scott
                                      ----------------------------
                                      Craig Scott
                                      Vice President Finance & Administration,
                                      Chief Financial Officer and Secretary

                               INDEX TO EXHIBITS


Exhibit No.       Description
-----------       -----------


99.1          Press Release of Vertel Corporation dated October 11, 2001.